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                                                                    EXHIBIT 23.3


                       Consent of KPMG Peat Marwick LLP


The Board of Directors
Price Communications Corporation:

We consent to the use of our report dated January 20, 1995 incorporated herein by reference and to the reference to our firm under the heading "Independent Accountants" in the registration statement.

                                        KPMG Peat Marwick LLP


New York,
August 11, 1997
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                       Consent of KPMG Peat Marwick LLP


The Board of Directors
Price Communications Corporation:

We consent to the use of our report dated January 20, 1995 included herein and to the reference to our firm under the heading "Experts" in the Proxy Statement.


                                        KPMG Peat Marwick LLP


New York,
August 11, 1997